                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                       ---------------------------------

                                   FORM 8-K


                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)                 October 15, 1996


      The Money Store Inc. (as Representative under a Pooling and Servicing Agreement dated as of February 29, 1996 providing for the issuance of TMS SBA Loan-Backed Adjustable Rate Certificates, Series 1996-1, Class A and Class B), The Money Store Investment Corporation, The Money Store Commercial Mortgage Inc. and The Money Store of New York, Inc.



                             The Money Store, Inc.
 -----------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


                                      33-98734
      New Jersey                      33-84492              68-6127681
 -----------------------------------------------------------------------------
      State or other                 (Commission           (IRS Employer
      jurisdiction of                File Number)           ID Number)
      incorporation)


      2840  Morris  Avenue,  Union,  New  Jersey                07083
 -----------------------------------------------------------------------------
      (Address of principal executive officer)


      Registrant's Telephone Number,
      including area code:                                   908-686-2000
                                                             --------------


                                      n/a
     ---------------------------------------------------------------------
         (Former name or former address, if changed since last report)

      Item 5      Other Events
                  -----------------------------------------------



     Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the October 15, 1996 Remittance Date.


Item 7   Financial Statements and Exhibits
         ---------------------------------

     The quarterly financial statement for MBIA Inc. is incorporated by reference to the Form 10-Q filed by MBIA Inc. with the Securities and Exchange Commission on August 14, 1996.

                                  SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                            THE MONEY STORE INC.
                            THE MONEY STORE INVESTMENT CORPORATION
                            THE MONEY STORE COMMERCIAL MORTGAGE INC.
                            THE MONEY STORE OF NEW YORK INC.




                            By: \S\ Harry Puglisi
                                --------------------------------------------
                                Name:  Harry Puglisi
                                Title:  Treasurer




Dated:  October 29, 1996

                            SERVICER'S  CERTIFICATE


    IN ACCORDANCE WITH SECTION 6.09 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF MARCH 29, 1996, THE MONEY STORE INVESTMENT CORPORATION REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1996 - 1 FOR THE OCTOBER 10, 1996 DETERMINATION DATE


1.  AVAILABLE FUNDS                                              $4,768,468.01


2.  (A)  AGGREGATE CLASS A CERTIFICATE
         PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH        89,763,558.29

    (B)  AGGREGATE CLASS B CERTIFICATE
         PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH         6,756,396.87

    (C)  AGGREGATE POOL PRINCIPAL BALANCE
         AS REPORTED IN THE PRIOR MONTH                          96,519,457.49

3.  PRINCIPAL PREPAYMENTS RECEIVED DURING
    DUE PERIOD
    (A)  NUMBER OF ACCOUNTS                                                  4

    (B)  DOLLARS                                                    255,504.48


4.  PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED
    BY CURTAILMENTS RECEIVED DURING THE DUE PERIOD                    5,588.01


5.  PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED
    BY ALL EXCESS AND MONTHLY PAYMENTS IN RESPECT OF
    PRINCIPAL RECEIVED DURING THE DUE PERIOD                        196,651.31


6.  AGGREGATE AMOUNT OF INTEREST RECEIVED NET OF THE AGENT
    OF THE SBA's FEE, PREMIUM PROTECTION FEE, ADDITIONAL FEE
    AND PORTION PAYABLE TO REGISTERED HOLDERS                     1,160,934.05


7.  (A)  AMOUNT OF MONTHLY ADVANCE                                        0.00

    (B)  AMOUNT OF COMPENSATING INTEREST                              1,118.27


8.  DELINQUENCY AND FORECLOSURE INFORMATION
              (SEE  EXHIBIT  K)

9.   PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED BY
     REALIZED LOSSES ON A LIQUIDATED  LOAN                                                        0.00


10.  (A)  CLASS A INTEREST DISTRIBUTION  AMOUNT:
          (i)   ACCRUED INTEREST                                       463,778.40
          (ii)  SHORTFALL, IF ANY, ON A PRECEDING
                REMITTANCE  DATE  PLUS  INTEREST                             0.00
          (iii) CLASS A INTEREST DISTRIBUTION AMOUNT
                ADJUSTMENT                                             (19,405.28)
     ADJUSTED CLASS A INTEREST DISTRIBUTION AMOUNT                                          444,373.12
                                                                                            4.77820559
     (B)  CLASS B INTEREST DISTRIBUTION  AMOUNT:
          (i)   ACCRUED INTEREST                                        38,004.60
          (ii)  SHORTFALL, IF ANY, ON A PRECEDING
                REMITTANCE  DATE  PLUS  INTEREST                             0.00
          (iii) CLASS B INTEREST DISTRIBUTION AMOUNT
                ADJUSTMENT                                              (1,590.05)
     ADJUSTED CLASS B INTEREST DISTRIBUTION AMOUNT                                           36,414.55
                                                                                            5.20207857
     (C)  CLASS A PRINCIPAL DISTRIBUTION  AMOUNT:
          (i)   UNGUARANTEED PERCENTAGE OF PAYMENTS
                AND OTHER RECOVERIES OF PRINCIPAL                      425,701.74
          (ii)  PRINCIPAL PORTION OF THE UNGUARANTEED
                INTEREST PURCHASED FOR BREACH OF
                WARRANTY AND RECEIVED BY THE TRUSTEE                         0.00
          (iii) SUBSTITUTION  ADJUSTMENTS                                    0.00
          (iv)  UNGUARANTEED PERCENTAGE OF
                LOSSES THAT WERE LIQUIDATED                                  0.00
          (v)   UNGUARANTEED PERCENTAGE OF SBA LOAN
                DELINQUENT 24 MONTHS OR
                UNCOLLECTIBLE                                                0.00
          (vi)  RECALCULATED PRINCIPAL ADJUSTMENT                          892.03
     TOTAL CLASS A PRINCIPAL DISTRIBUTION AMOUNT                                            426,593.77
                                                                                            4.58702978
     (D)  CLASS B PRINCIPAL DISTRIBUTION AMOUNT:
          (i)   UNGUARANTEED PERCENTAGE OF PAYMENTS
                AND OTHER RECOVERIES OF PRINCIPAL                       32,042.06
          (ii)  PRINCIPAL PORTION OF THE UNGUARANTEED
                INTEREST PURCHASED FOR BREACH OF
                WARRANTY AND RECEIVED BY THE TRUSTEE                         0.00
          (iii) SUBSTITUTION  ADJUSTMENTS                                    0.00
          (iv)  UNGUARANTEED PERCENTAGE OF
                LOSSES THAT WERE LIQUIDATED                                  0.00
          (v)   UNGUARANTEED PERCENTAGE OF SBA LOAN
                DELINQUENT 24 MONTHS OR
                UNCOLLECTIBLE                                                0.00
          (vi)  RECALCULATED PRINCIPAL ADJUSTMENT                           67.14
        TOTAL CLASS B PRINCIPAL DISTRIBUTION  AMOUNT                                         32,109.20
                                                                                            4.58702857

11.  (A)  AMOUNT AVAILABLE IN THE SPREAD ACCOUNT
          IN CASH AND FROM LIQUIDATION OF
          PERMITTED  INSTRUMENTS                                                          3,388,170.62

     (B)  TRANSFER FROM SPREAD ACCOUNT TO CERTIFICATE
          ACCOUNT PURSUANT TO SECTION 6.02(b)(i)                                                  0.00

12.  (A)  AGGREGATE CLASS A CERTIFICATE PRINCIPAL
          BALANCE AFTER DISTRIBUTIONS TO BE MADE
          ON THE REMITTANCE DATE                                 89,336,964.52
                                                                  960.61252172
     (B)  AGGREGATE CLASS B CERTIFICATE PRINCIPAL
          BALANCE AFTER DISTRIBUTIONS TO BE MADE
          ON THE REMITTANCE DATE                                  6,724,287.67
                                                                  960.61252429
     (C)  POOL PRINCIPAL BALANCE AFTER DISTRIBUTIONS
          TO BE MADE ON THE REMITTANCE DATE                      96,060,754.52
                                                                  960.60754520

13.  (A)  EXCESS SPREAD                                             241,489.25

     (B)  EXTRA INTEREST                                            321,047.70

     (C)  SPREAD ACCOUNT BALANCE                                  3,388,170.62

     (D)  SPECIFIED SPREAD ACCOUNT REQUIREMENT                    3,408,621.17


14.  (A)  WEIGHTED AVERAGE MATURITY                                    232.296

     (B)  WEIGHTED AVERAGE SBA LOAN INTEREST RATE                       10.428%


15.  (A)  SERVICING FEE FOR THE RELATED DUE PERIOD                  111,320.85

     (B)  PREMIUM PROTECTION FEE FOR THE RELATED
          DUE PERIOD                                                128,018.78

     (C)  AMOUNTS TO BE DEPOSITED TO THE EXPENSE
          ACCOUNT                                                     4,825.97


16.  AMOUNT OF REIMBURSEMENTS PURSUANT TO:
     (A)  SECTION  5.04 (b)                                               0.00

     (B)  SECTION  5.04 (c)                                               0.00

     (C)  SECTION  5.04 (d)(ii)                                       3,628.57

     (D)  SECTION  5.04 (e)                                               0.00

     (E)  SECTION  5.04 (f)                                         124,142.76


17.  (A)  CLASS A REMITTANCE RATE                                        6.200%

     (B)  CLASS B REMITTANCE RATE                                        6.750%

18.  OTHER INFORMATION AS REQUESTED                                       0.00

I, Harry Puglisi, Treasurer, represent that The Money Store Investment Corporation complied with section 6.09 of the Pooling and Servicing Agreement dated March 29, 1996 pertaining to Series 1996 - 1 in preparing the accompanying Servicer's Certificate.


THE MONEY STORE INVESTMENT CORPORATION



BY:      _________________________________
                  HARRY PUGLISI
                    TREASURER